                                                                  EXHIBIT 10(ii)


AMENDMENT TO LOAN AGREEMENT

   This Amendment to Loan Agreement dated as of December 1, 1994 by and between Banyan Strategic Realty Trust, a Massachusetts business trust ("Borrower") and American National Bank and Trust Company of Chicago, a national banking association ("Lender").

   WHEREAS, Borrower and Lender entered into a Loan Agreement dated as of December 1, 1994 (the "Loan Agreement"); and

   WHEREAS, Borrower and Lender desire to amend the Loan Agreement as set forth herein.

   NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, Borrower and Lender do hereby agree as follows:

   1. The Designated Properties, Designated Debt Properties and Property Owners described on Exhibit A attached hereto and made a part hereof which were included within the definitions thereof in the Loan Agreement are hereby withdrawn and deleted from the Loan Agreement. If any of them should subsequently be added to and included within the Loan Agreement, they will be so added and included upon the terms originally contemplated by the Loan Agreement being amended hereby. Except in respect of the Karfad loan prior mortgages (O'Shaughnessy) shown in the Permitted Exceptions to the Loan Agreement (prior to this Amendment) the parties confirm that all Mortgages given to Lender on Designated Debt Properties and pledged to Lender as to Designated Debt Properties will be first and sole mortgage liens thereon.

   2. In all other respects the Loan Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF the parties have executed this Amendment To Loan Agreement as of the day and year first above set forth.

LENDER                             BORROWER
- ------                             --------
AMERICAN NATIONAL BANK AND         BANYAN STRATEGIC REALTY TRUST,
TRUST COMPANY OF CHICAGO, a        a Massachusetts business  trust
national banking association


By: /s/ Peter C. Malecek           By: /s/ Daniel J. Gumbiner
    -------------------------          -------------------------
    Peter C. Malecek,                  Its: Authorized Signatory
    Vice President

                                  EXHIBIT "A"
                         TO AMENDMENT TO LOAN AGREEMENT
                          DATED AS OF DECEMBER 1, 1994

   The following are hereby withdrawn and deleted from the Loan Agreement:


Designated Property     Designated Debt
                        Instruments         Property Owner

1.                      Documents and       BSLT Karfad Corp.
                        instruments
                        respecting the
                        Karfad (Virginia)
                        loan portfolio

2.  Fountain Square                         BSRT Fountain Square
    Office Building                         Corp.
    (Colonial Penn
    Building)
    (Tampa, Florida)

3.  Commerce                                BSRT Commerce Center
    Center                                  Corp.
    Office
    Building
    (Sarasota,
    Florida)

                       SECOND AMENDMENT TO LOAN AGREEMENT


   This Second Amendment To Loan Agreement ("Second Amendment") is dated as of December 21, 1994 by and between Banyan Strategic Realty Trust, a Massachusetts business trust ("Borrower") and American National Bank and Trust Company of Chicago, a national banking association ("Lender").

   WHEREAS, Borrower and Lender entered into a Loan Agreement dated as of December 1, 1994 (the "Loan Agreement"); and

   WHEREAS, Borrower and Lender entered into an Amendment to Loan Agreement dated as of December 1, 1994 (the "First Amendment"), a copy of which is attached hereto as Exhibit "A"; and

   WHEREAS, Borrower and Lender desire to further amend the Loan Agreement as set forth herein.

   NOW, THEREFORE, for and in consideration of the mututal covenants herein contained, Borrower and Lender do hereby agree as follows:

   1. Exhibit "A" to the First Amendment is hereby deleted in its entirety, and Exhibit "A-1" attached hereto and made a part hereof is substituted therefor.

   2. In all other respects the Loan Agreement, as amended by the First Amendment, shall remain in full force and effect.

   3. This document may be executed in two (2) or more counterparts, all of which taken together shall constitute one (1) original.



   IN WITNESS WHEREOF the parties have executed this Second Amendment as of the day and year first above set forth.


LENDER                             BORROWER
- ------                             --------
AMERICAN NATIONAL BANK AND         BANYAN STRATEGIC REALTY TRUST,
TRUST COMPANY OF CHICAGO, a        a Massachusetts business trust
national banking association


By: /s/ Peter C. Malecek           By: Daniel J. Gumbiner
    ------------------------           -------------------------
    Peter C. Malecek,                  Its: Authorized Signatory
    Vice President

                                  EXHIBIT "A"
                     TO SECOND AMENDMENT TO LOAN AGREEMENT
                         DATED AS OF DECEMBER 21, 1994


                                FIRST AMENDMENT

                                 EXHIBIT "A-1"
                     TO SECOND AMENDMENT TO LOAN AGREEMENT
                         DATED AS OF DECEMBER 21, 1994

   The following are hereby withdrawn and deleted from the Loan Agreement:



Designated Property                      Property Owner
- -------------------                      --------------
1.  Commerce                             BSRT Commerce Center
    Center Office                        Corp.
    Building
    (Sarasota,
    Florida)

                       THIRD AMENDMENT TO LOAN AGREEMENT


   This Third Amendment To Loan Agreement ("Third Amendment") is dated as of December 18, 1995 by and between BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust ("Borrower"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("Lender").

   WHEREAS, Borrower and Lender entered into a Loan Agreement dated as of December 1, 1994 (the "Original Loan Agreement") relating to a loan made by Lender to Borrower in the maximum principal amount outstanding at any time not to exceed the lesser of (i) $15,000,000, and (ii) sixty percent (60%) of the Collateral Value of all of the Designated Properties and Designated Debt Instruments, as more fully set forth in the Original Loan Agreement; and

   WHEREAS, Borrower and Lender entered into that certain Amendment to Loan Agreement dated as of December 1, 1994 (the "First Amendment") pursuant to which certain Designated Properties, Designated Debt Properties and Property Owners were withdrawn from the Original Loan Agreement; and

   WHEREAS, Borrower and Lender entered into that certain Second Amendment to Loan Agreement dated as of December 21, 1994 (the "Second Amendment") pursuant to which a Designated Property and Property Owner were withdrawn from the Original Loan Agreement (the Original Loan Agreement, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Loan Agreement); and

   WHEREAS, Borrower and Lender desire to increase the amount set forth in subclause (i) of the first Recital paragraph herein from $15,000,000 to $30,000,000 (the "Increase"), and further amend the Loan Agreement and enter into the agreements as set forth herein.

   NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, Borrower and Lender do hereby agree as follows:

1. Definitions. Capitalized terms used in this Third Amendment but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

2. Other Documents. Concurrent herewith Borrower is amending or causing to be amended the Note, the Mortgages, the Reimbursement Agreement and the Additional Collateral Documents, for the purpose of reflecting the Increase and the foregoing amendments and other agreements. All references in the Loan Agreement to:

   a. the "Note" are hereafter deemed to be references to the Note as amended concurrent herewith, as the same may hereafter be renewed, restated, replaced, extended or amended from time to time;

   b. the "Mortgages" are hereafter deemed to be references to the Mortgages as amended concurrent herewith, as the same hereafter may be amended from time to time, and all Mortgages which are executed and delivered to Lender concurrent herewith and which from time to time hereafter may be executed and delivered to Lender as security for or relating to the indebtedness and obligations as evidenced by any one or more of the Note, Loan Agreement and Reimbursement Agreement, as same may be amended from time to time;

   c. the "Reimbursement Agreement" are hereafter deemed to be references to the Reimbursement Agreement as amended concurrent herewith, as the same may hereafter be amended from time to time; and

   d. the "Additional Collateral Documents" are hereafter deemed to be references to the Additional Collateral Documents as amended concurrent herewith, as the same may hereafter be amended from time to time, and all other mortgages, documents and instruments (other than the Note, Loan Agreement, Mortgages and Reimbursement Agreement) which are executed and delivered to Lender concurrent herewith and which from time to time hereafter may be executed and delivered to Lender as security for or relating to the indebtedness and obligations evidenced by any one or more of the Note, Loan Agreement and Reimbursement Agreement, as same may be amended from time to time.

3. Additional Designated Properties; Additional Property Owners.

   a. The properties listed on Exhibit "A" attached hereto and made a part hereof shall be considered Designated Properties in addition to the initial Designated Properties identified in the Loan Agreement. Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Designated Properties shall be deemed to be made on and as of the date hereof with respect to the Designated Properties identified on Exhibit "A" hereto, as if such Designated Properties were initially included as Designated Properties in the Loan Agreement.

   b. The property owners listed on Exhibit "A" hereto shall be considered Property Owners in addition to the initial Property Owners identified in the Loan Agreement (and also, therefore, included within the term Borrowing Entities). Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Property Owners shall be deemed to be made on and as of the date hereof with respect to the Property Owners identified on Exhibit "A" hereto, as if such Property Owners were initially included as Property Owners in the Loan Agreement.

   c. The Mortgages and Additional Collateral Documents executed pursuant hereto shall be considered Mortgages and Additional Collateral Documents, respectively, under the Loan Agreement, as amended hereby, in addition to the initial Mortgages and Additional Collateral Documents. Without limiting the generality, all representations, warranties, covenants, agreements and other provisions in the Loan Agreement relating to Mortgages and Additional Collateral Documents shall be deemed to be made on and as of the date hereof with respect to the Mortgages and Additional Collateral Documents being executed pursuant hereto.

   d. After giving effect to the provisions of Section 3a and 3b hereof, the Designated Properties, Designated Debt Properties and the Property Owners shall be as set forth on Exhibit "B" attached hereto and made a part hereof.

4. Loan Amount.

   a. In Paragraph A of Article I of the Original Loan Agreement, the phrase "Fifteen Million and no/100 Dollars ($15,000,000)" is hereby deleted and the following substituted therefor: "Thirty Million and no/100 Dollars ($30,000,000)".

   b. In Paragraphs A and D of Article I of the Original Loan Agreement, the phrase "Sixty percent (60%)" is hereby changed, for the period between the date hereof until March 31, 1996, to "Sixty-Five percent (65%)"; and on and after March 31, 1996 said phrase shall automatically revert to "Sixty percent (60%)."

   c. All references in Paragraph F of Article I of the Loan Agreement to the sum of "$15,000,000" shall be deemed to be references to the sum of "$30,000,000."

5. Representations and Warranties. Without limitation of any representations and warranties in the Loan Agreement, or of any of the provisions hereof, Borrower hereby represents, warrants and covenants as follows:

   a. All representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof. All such representations and warranties, together with all covenants and agreements of Borrower set forth in the Loan Agreement, are hereby remade on and as of the date hereof. Notwithstanding the foregoing, it is understood and agreed by the parties that with respect to the Designated Property known as Colonial Courts of Westland Apartments, Columbus, Ohio, the following information is true and correct as of the date hereof: BSRT Colonial Courts Limited Partnership, an Illinois limited partnership, owns this Designated Property. BSRT Colonial Courts Corp., an Illinois corporation, holds a one percent (1%) interest as the general partner. The corporation is wholly owned by Borrower. The limited partners and their respective percentages of interest are as follows: (a) Borrower (89%); (b) PHC General Partnership, an Illinois general partnership (10%).

   b. Each of the Property Owners identified on Exhibit "A" hereto has good and marketable fee simple title to the Designated Property it purports to own, subject only to such exceptions as are shown on Exhibit "C" attached hereto and made a part hereof. The partnership interest/shares of stock of various entities as set forth on Exhibit "D" attached hereto and made a part hereof are true and correct, and (except to the extent shown on stock certificates of corporations owned by Borrower in respect of customary and mandatory restrictions under federal securities laws) all of such interests are owned by the entities so described thereon free and clear of any liens, claims and encumbrances.

   c. Borrower has delivered to Lender true and correct copies of the Tenant Leases relating to the Designated Properties identified on Exhibit "A" hereto. Attached hereto as Exhibit "E" and made a part hereof is a true, correct and complete Rent Roll for each Designated Property identified on Exhibit "A" hereto listing, with respect to each Tenant Lease, the security deposit, rent, expiration date and, if applicable, any renewal options, purchase options, rights of first offer or first refusal, termination rights and co-tenancy provisions, other material conditions.

   d. The ownership structures set forth in Exhibit "D" hereto are true and correct.

   e. The representations and warranties made in Paragraph A of Article II of the Original Loan Agreement apply to this Third Amendment in the same manner as applicable therein to the Original Loan Agreement, and also apply to the documents being executed pursuant hereto in the same manner as applicable therein to the Note, Reimbursement Agreement, Mortgages and Additional Collateral Documents.

   The representations and warranties contained in this Third Amendment are true as of the date hereof and will be true and will be deemed remade at and as of the date of any disbursement of the proceeds of the Loan, except for the necessary effect of the transactions contemplated by the Loan Agreement as amended by this Third Amendment.

6. Deliveries. In connection with the increase, Borrower will deliver or cause to be delivered to Lender the following documents each in form, substance and execution and showing solely matters satisfactory to Lender:

   a.  An amendment to the Note, executed by Borrower.

   b.  An amendment to any Guaranty previously delivered by each Property
       Owner.

   c. A Guaranty with respect to payments due under the Note, as amended concurrent herewith, executed by each Property Owner identified on Exhibit "A" hereto, and the general partner of each Property Owner identified on Exhibit "A" hereto which is a partnership, with respect to payments due under the Note, as amended concurrent herewith.

   d. The Mortgages or amendments thereto, as applicable, executed by the appropriate Property Owners, in favor of Lender, subject only to the Permitted Title Exceptions applicable to each Designated Property.

   e.  UCC Financing Statements.

   f. An Assignment of Leases and Rents, or an amendment thereto, as applicable, with respect to each of the Designated Properties, executed by the appropriate Property Owners, in favor of Lender.

   g. An Assignment of Partnership Interest, or an amendment thereto, as applicable, with respect to each Property Owner which is a partnership executed by Borrower and any partner of such Property Owner affiliated with Borrower, in favor of Lender, and an Assignment of Stock, or an amendment thereto, as applicable, with respect to each Property Owner which is a corporation, and consents of the other partners/shareholders to each of the foregoing.

   h. An Assignment of Licenses and Permits, or an amendment thereto, as applicable, with respect to each of the Designated Properties executed by the appropriate Property Owners, in favor of Lender and consents thereto by all licensing and permitting authorities.

   i. An Assignment of Management Contracts, or an amendment thereto, as applicable, with respect to each of the Designated Properties, executed by the appropriate Property Owners in favor of Lender and a consent thereto by the managing agent.

   j. An Environmental Indemnity or amendment thereto, as applicable, with respect to each of the Designated Properties and Designated Debt Properties executed by Borrower and the appropriate Property Owner.

   k. An ADA Indemnity or amendment thereto, as applicable, with respect to each of the Designated Properties and Designated Debt Properties executed by Borrower and the appropriate Property Owner.

   l.  An amendment to the Reimbursement Agreement.

   m. An assignment, in form and content reasonably acceptable to Lender, of the obligations of New England Mutual Life Insurance Company with respect to environmental remediation of the Designated Property identified herein as Building B, Lexington Business Center, 1300 New Circle Road, Lexington, Kentucky (the "Kentucky Building B Designated Property"), together with the consent thereto of the obligor thereunder.

   n. A copy of any and all Tenant Leases with the Occupancy Tenants at the Designated Properties identified on Exhibit "A" hereto, certified to Lender by Borrower to be true, correct and complete.

   o. A copy of the Rent Roll for each Designated Property identified on Exhibit "A" certified to Lender to be true, correct and complete.

   p. The partnership agreement of each of the Property Owners identified on Exhibit "A" hereto which is a partnership and all amendments thereto, certified by Borrower as the sole general partner of such partnership, to be true, correct and complete.

   q. Certified resolutions of the Trustees of Borrower authorizing the execution of this Third Amendment, the documents provided herein by Borrower and the various Borrowing Entities and the rendering of full performance therein.

   r. A certified copy of the Articles of Incorporation and By-Laws of each Property Owner identified on Exhibit "A" hereto which is a corporation, and certified corporate resolutions of the directors and shareholders thereof of each Property Owner authorizing the execution of the Mortgages, Additional Collateral Documents and/or amendments to any or all of the foregoing.

   s. Copies of all recorded documents affecting the Premises identified on Exhibit "A" hereto.

   t. Such estoppel certificates, subordination and attornment agreements and other certificates, documents and assurances from and with respect to the Occupancy Tenants at the Designated Properties identified on Exhibit "A" hereto as Lender may require.

   u. Such other papers, instructions and documents as the Title Insurer may require for the issuance of title insurance commitments or interim binders, for a mortgage title insurance policy or policies in such forms and amounts, and with such endorsements as Lender reasonably may require.

   v.  The $6,200,000 Note.

   w. Such other documents and instruments as are required pursuant hereto whether as conditions precedent to any of Lender's obligations, or otherwise, or pursuant to any one or more of the Note, Mortgages, or any of them, any one or more of the items of Additional Collateral Documents or any amendment to any of the foregoing.

7. Available Cash. Until March 31, 1996, the reference in subparagraph 1 of
   Article III, Paragraph Q of the Original Loan Agreement to "$3,000,000" shall be "$2,000,000." Commencing as of April 1, 1996, the said amount shall automatically revert to "$3,000,000".

8. Sarasota. Concurrent herewith there is being executed a note made by Borrower and BSRT Commerce Center Corp., an Illinois corporation (the "Corporation") payable to the order of Lender in the principal amount of $6,200,000 (said $6,200,000 as same hereafter may be renewed, restated, replaced, extended or amended from time to time is herein referred to as the "$6,200,000 Note"), which is secured in part by a mortgage on the Florida Power and Light Building, Sarasota Commerce Park, Sarasota, Florida (the "Sarasota Designated Property"). At such time as Borrower may hereafter be entitled to a release of the collateral respecting, solely, the Sarasota Designated Property, as set forth in Paragraph E of Article I of the Original Loan Agreement, and in Paragraph 10 hereof, Borrower shall have the right to request instead that Lender (a) assign the $6,200,000 Note and the collateral respecting, solely, the Sarasota Designated Property to a lender designated by Borrower, or (b) cancel the $6,200,000 Note and so release the collateral respecting, solely, the Sarasota Designated Property. Any such assignment shall be without recourse and pursuant to documents reasonably acceptable to Lender and shall be accompanied by such amendments to the documents assigned and this Loan Agreement, the Note, Mortgages and Additional Collateral Documents as Lender may require. Until the $6,200,000
   Note is so assigned by Lender, or is so cancelled, and the collateral respecting, solely, the Sarasota Designated Property, is assigned or released, then (a) the Loan Amount, outstanding from time to time shall include the amounts from time to time outstanding under the Note and the $6,200,000 Note, together with the amounts from time to time drawn and available to be drawn under the

   Letter of Credit, (b) the maximum amount of Lender's commitment under any circumstances for the aggregate of the Note and the $6,200,000 Note shall be $30,000,000 (subject to the limitations set forth in the Loan Agreement, as amended hereby), (c) all references in the Note to $30,000,000 shall be deemed to be references to $23,800,000, (d) in addition to the matters set forth in the Original Loan Agreement as Events of Default, the occurrence of a Default under and as defined in the $6,200,000 Note shall be an Event of Default under the Loan Agreement, as amended hereby, (e) an Event of Default under and as defined in the Loan Agreement, as amended hereby, shall be deemed to be a default under the $6,200,000 Note, (f) the Mortgage and Additional Collateral Documents securing, guarantee or granting indemnities in respect of the $6,200,000 Note shall also be deemed to secure, guarantee and grant indemnities in respect of the Note, (g) the Mortgage and Additional Collateral Documents securing, guaranteeing or granting indemnities in respect of the Note shall also be deemed to secure, guarantee and grant indemnities in respect of the $6,200,000 Note, and (h) the Loan availability of Borrower shall further be reduced by the amount outstanding from time to time, on the subordinated third party mortgage as to the Ohio Designated Property. After such assignment, release or cancellation and release by Lender of the $6,200,000 Note, the said reference to $23,800,000 shall automatically be deemed to be a reference to $30,000,000, and this Paragraph 8 shall be of no further force and effect.

9. Lexington, Kentucky. With respect to the Kentucky Building B Designated Property, without limitation of any covenant, agreement or other provision of the Loan Agreement or the Mortgage, Environmental Indemnity, any Additional Collateral Document or other document executed and delivered to Lender relating to the Kentucky Building B Designated Property, Borrower hereby covenants and agrees that notwithstanding any assignment to Lender of the obligations of New England Mutual Life Insurance Company to environmentally remediate the Kentucky Building B Designated Property, Borrower shall in all events and as requested by Lender:

   a. To the fullest extent permitted by law, enforce (and cause the enforcement by the Kentucky Building B Designated Property Owner of) the obligations of New England Mutual Life Insurance Company to environmentally remediate the Kentucky Building B Designated Property, as set forth in the Purchase and Sale Agreement between New England Mutual Life Insurance Company and Borrower in respect thereof; and

   b. Perform (and cause the performance by the Kentucky Building B Designated Property Owner of) all environmental requirements and obligations of Borrower and/or the Kentucky Building B Designated Property Owner under the Loan Agreement, as amended hereby, and under the Mortgages and Additional Collateral Documents relating to the Kentucky Building B Designated Property.

10. Loan Fee. In addition to the Loan Fee set forth in the Original Loan Agreement, Borrower shall pay to Lender a one time non-refundable fee of Seventy Five Thousand and no/100 Dollars ($75,000), representing one-half of one percent (0.5%) of the Increase (the "Loan Fee"). The said additional Loan Fee shall be due and payable upon the execution of this Third Amendment by Borrower. As of, on and after the date of this Third Amendment, the unused facility fee set forth in Paragraph F of
       Article I of the Loan Agreement shall be calculated by multiplying one half of one percent (0.5%) per annum by the average portion of the $30,000,000 Loan maximum that is undrawn from time to time, as more fully set forth in said Paragraph F of Article I.

11.    Releases. Without limiting the other requirements of Paragraph E of
       Article I of the Original Loan Agreement, Borrower shall not have the right to obtain from Lender a release or assignment of the collateral respecting any one or more of the Designated Properties and/or Designated Debt Instruments unless Borrower shall submit to Lender such Financial Statements and other information and documents as Lender may require and Lender shall determine based thereon that all representations and warranties regarding the financial condition of Borrower and/or of any one or more of the Property Owners who would remain as such after giving effect to such release or assignment remain true and correct ("Lender's Release Approval"). Any request by Borrower for any such release or assignment shall include a statement expressly referring to this Paragraph 10 of this Third Amendment and requesting Lender to identify, within seven (7) days after receipt of such request, those Financial Statements and other information and documents Lender may so require. Within eight (8) days after Borrower submits to Lender the Financial Statements and other documents and information so identified, and any follow-up items reasonably requested by Lender within said eight (8) day period, Lender shall notify Borrower whether Lender is or is not rendering Lender's Release Approval. If Lender shall fail to so respond to Borrower within such period, Lender shall be deemed to have rendered its Lender's Release Approval. The rendering of Lender's Release Approval pursuant to this Third Amendment shall not limit the other requirements of Paragraph E of Article I of the Loan Agreement, but is in addition thereto.

12. Counterparts. This document may be executed in two (2) or more counterparts, all of which taken together shall constitute one (1) original.

13. Headings. Section headings used herein are for reference and convenience only and are not intended to be substantive and shall not be deemed to limit or otherwise affect the interpretation of this Third Amendment.

14. Conflict; Inconsistency. Except as amended by this Third Amendment, the Loan Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Third Amendment, the terms and provisions of this Third Amendment shall control to the extent necessary to resolve such conflict or inconsistency. Upon full execution of this Third Amendment, any references herein or elsewhere to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Third Amendment.

15. Successors; Assigns. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made, executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois.

       IN WITNESS WHEREOF the parties have executed this Third Amendment as of the day and year first above set forth.

LENDER                                BORROWER
- ------                                --------
AMERICAN NATIONAL BANK AND            BANYAN STRATEGIC REALTY TRUST,
TRUST COMPANY OF CHICAGO, a           a Massachusetts business trust
national banking association


By:  /s/ Peter C. Malecek,            By:  /s/ Robert G. Higgins
     ------------------------              ---------------------
     Peter C. Malecek,                     Its: Vice President
     Vice President

                                  EXHIBIT "A"
                      TO THIRD AMENDMENT TO LOAN AGREEMENT


DESIGNATED PROPERTY                         PROPERTY OWNER
Florida Power & Light Building,             BSRT Commerce Center Corp.,
Sarasota Commerce Park,                     an Illinois corporation
Sarasota, Florida

Buildings A, C, D & F                       BSRT Lexington Corp.,
Lexington Business Center                   an Illinois corporation
Lexington, Kentucky

Building B                                  BSRT Lexington B Corp.,
Lexington Business Center                   an Illinois corporation
1300 New Circle Road
Lexington, Kentucky


Newtown Distribution Center                 BSRT Newtown Corp.,
Lexington, Kentucky                         an Illinois corporation

                                  EXHIBIT "B"
                      TO THIRD AMENDMENT TO LOAN AGREEMENT


DESIGNATED PROPERTY                         PROPERTY OWNER
Colonial Courts of Westland Apartments,     BSRT Colonial Courts Limited
Columbus, Ohio                              Partnership,
                                            an Illinois limited partnership

Fountain Square Office Building             BSRT Fountain Square Corporation,
(Colonial Penn Building)                    an Illinois corporation
(Tampa, Florida)

Florida Power & Light Building, Sarasota    BSRT Commerce Center Corp., an
Commerce Park, Sarasota Florida             Illinois corporation

Buildings A, C, D & F                       BSRT Lexington Corp.,
Lexington Business Center                   an Illinois corporation
Lexington, Kentucky
("Kentucky I Property")

Building B                                  BSRT Lexington B Corp.,
Lexington Business Center                   an Illinois corporation
1300 New Circle Road
Lexington, Kentucky
("Kentucky II Property")

Newtown Distribution Center                 BSRT Newtown Corp.,
Lexington, Kentucky                         an Illinois corporation
("Newtown Property")

DESIGNATED DEBT PROPERTY                    PROPERTY OWNER
Hallmark Village Apartments,                BSRT Hallmark Village Limited
Clarksville, Indiana                        Partnership, an Illinois limited
                                            partnership

Karfad Associates Property, Skyline I,      BSLT Karfad Corp., an Illinois
Skyline II and BuidAmerica, Virginia        corporation

                                  EXHIBIT "C"
                      TO THIRD AMENDMENT TO LOAN AGREEMENT


1. SARASOTA PROPERTY
   [ATTACHED BEHIND]




2. KENTUCKY I PROPERTY
   [ATTACHED BEHIND]




3. KENTUCKY II PROPERTY
   [ATTACHED BEHIND]




4. NEWTOWN PROPERTY
   [ATTACHED BEHIND]

                                  EXHIBIT "D"
                      TO THIRD AMENDMENT TO LOAN AGREEMENT

1. Florida Power & Light Building (Sarasota, Florida). BSRT Commerce Center Corp., an Illinois corporation, owns this Designated Property. The corporation is wholly owned by Borrower.

2. Buildings A, C, D & F, Lexington Business Center (Lexington, Kentucky). BSRT Lexington Corp., an Illinois corporation, owns this Designated Property. The corporation is wholly owned by Borrower.

3. Building B, Lexington Business Center, 1300 New Circle Road (Lexington, Kentucky). BSRT Lexington B Corp., an Illinois corporation, owns this Designated Property. The corporation is wholly owned by Borrower.

4. Newtown Distribution Center (Lexington, Kentucky). BSRT Newtown Corp., an Illinois corporation, owns this Designated Property. The corporation is wholly owned by Borrower.

                                  EXHIBIT "E"
                      TO THIRD AMENDMENT TO LOAN AGREEMENT

                                   RENT ROLLS

1. SARASOTA PROPERTY


2. KENTUCKY I PROPERTY


3. KENTUCKY II PROPERTY


4. NEWTOWN PROPERTY